UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                  SCHEDULE 14A

           Proxy Statement Pursuant to Section 14(a) of the Securities
                              Exchange Act of 1934

Filed by the Registrant                     [ x ]
Filed by a Party other than the Registrant  [   ]

Check the appropriate box:

[    ] Preliminary Proxy Statement
[    ] Confidential, for Use of the Commission Only (as permitted by Rule
       14a-6(e)(2))
[ x  ] Definitive Proxy Statement
[    ] Definitive Additional Materials
[    ] Soliciting Material Pursuant to ss.ss 240.14a-12

                            Health Express USA, Inc.
 -------------------------------------------------------------------------------
                (Name of Registrant as Specified In Its Charter)

 -------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box)

[ x ] No fee required.
[   ] Fee computed on table below per Exchange Act Rules 14a-6 (i)(4) and 0-11

     1) Title of each class of securities to which transaction applies: _____________________________

     2) Aggregate number of securities to which transaction applies: _____________________________

     3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined)

     4) Proposed maximum aggregate value of transaction: _______________________

     5) Total fee paid: ________________________________________________________

[ ] Fee previously paid with preliminary materials:
[ ] Check box if any part of the fee is offset as provided by Exchange Act
    Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

    1)   Amount Previously Paid: _______________________________________________
    2)   Form, Schedule or Registration Statement No: __________________________
    3)   Filing Party:__________________________________________________________
    4)   Date Filed:____________________________________________________________

                            Health Express USA, Inc.
                         275 Commercial Blvd., Suite 260
                         Fort Lauderdale, Florida 33308


                    NOTICE OF ANNUAL MEETING OF SHAREHOLDERS


     The 2000 Annual Meeting of Shareholders of Health Express USA, Inc. a Florida Corporation (the "Company") will be held on June 6, 2000 at 6:30 A.M., local time, at 1538 East Commercial Blvd., Fort Lauderdale, Fla. 33334, for the following purposes:


1. To elect three (3) directors to serve until the next annual meeting of shareholders or until their successors are elected and qualified;

2. To ratify the selection by the Board of Directors of Ahearn Jasco + Company as independent auditors of the Company for the year ended December 31, 2000.

3. To consider and act upon any other matters that may properly come before the meeting or any adjournment thereof.

     Only holders of record of the common stock of the Company at the close of business on May 4, 2000 will be entitled to receive notice of and to vote at the meeting.

     Whether or not you plan to attend the meeting in person, you are requested to complete and return the enclosed proxy in the accompanying envelope. If you later decide to revoke your proxy, you may do so at any time before it is exercised.

                                         By Order of the Board of Directors




                                         /s/ Douglas Baker
                                         ---------------------------------
                                         Douglas Baker, Chairman of the Board

                            Health Express USA, Inc.
                         275 Commercial Blvd., Suite 260
                         Fort Lauderdale, Florida 33308


                                 Proxy Statement

     This proxy statement is furnished pursuant to and in connection with the solicitation of the enclosed proxy by the Board of Directors of Health Express USA, Inc. (the "Company") for use at the 2000 Annual Meeting of Shareholders to be held on Tuesday, June 6, 2000 at 6:30 A.M. at 1538 East Commercial Boulevard, Fort Lauderdale, Florida 33334, and at any adjournments thereof. Shareholders who sign and return a proxy may revoke it at any time before it is voted by giving written notice to the Secretary of the Company. This proxy statement and the enclosed proxy card are being mailed to shareholders commencing on or about May 8, 2000.

     Proxies that are completed, signed and returned to the Company prior to the Annual Meeting will be voted as specified. If no direction is given, the proxy will be voted for the election of the nominees for director as named in this proxy statement and for the management proposals discussed therein and in accordance with the judgment of the persons named in the proxy as to any other matters that properly come before the meeting. If a shareholder abstains from voting as to any matter (or indicates a "withhold vote for" as to directors), then the shares held by such shareholder shall be deemed present at the Annual Meeting for purposes of determining a quorum and for purposes of calculating the vote with respect to such matter, but shall not be deemed to have been voted in favor of such matter. If a broker returns a "no-vote" proxy, indicating a lack of authority to vote on such matter, then the shares covered by such non-vote shall be deemed present at the Annual Meeting for purposes of determining a quorum but shall not be deemed to be represented at the Annual Meeting for purposes of calculating the vote with respect to such matters.

    A copy of the Company's Annual Report on Form 10-KSB for the year ended December 31, 1999, including financial statements, is being mailed simultaneously with the Proxy Statement to all shareholders entitled to vote at the Annual Meeting.


PROPOSAL 1 - ELECTION OF DIRECTORS

    Three directors have been nominated for election to the Company's Board of Directors at the 2000 Annual Meeting of Shareholders to hold office for a term of one year and until their successors are duly elected and qualified (except in the case of earlier death, resignation or removal). The accompanying proxy is intended to be voted for the election of nominees for director named below, unless authority to vote for one or more nominees is withheld as specified on the proxy card. The affirmative vote of a majority of the shares of common stock of the Company (the "Common Stock") represented at the Annual Meeting is required for the election of each director, and cumulative voting is not permitted. In the event that any nominee becomes unable or unwilling to serve as director for any reason, the persons named in the enclosed proxy will vote for a substitute nominee in accordance with their best judgment. The Board of Directors has no reason to believe that any nominees will be unable or unwilling to serve as director if elected.

     A brief listing of the principal occupation, other major affiliations and age of each nominee and each director follows:

Douglas Baker

     Mr. Baker, 38, is a founder of the Company and has served as Chief Executive Officer, Chairman of the Board and Director since the Company's inception in1998. Mr. Baker has more than 10 years of sales experience in the competitive financial service industry. He has been actively involved in the financial public relations industry since 1994. He has been a licensed stockbroker, 220 insurance agent and mortgage broker. From 1994 to 1998 he was Vice President and co-owner with Marco D'Alonzo, the other director nominee, of First Equity Group, Inc. a financial public relations company, where he was in charge of company operations including cash flow management, budgeting, public relations and human resources. From 1992 to 1993 he was an insurance manager with Aachen Insurance Company and from 1986 to 1991 he was a stockbroker for various South Florida brokerage firms.

Marco D'Alonzo

     Mr. D'Alonzo, 35, is a founder of the Company and has served as Chief Operating Officer and Director since the Company's inception in 1998. Mr. D'Alonzo is experienced in all aspects of corporate, financial and business affairs. He has owned and operated two financial related businesses. He owned Equity Management Group, a full service public relations firm specializing in corporate promotions where his duties included marketing, business development and client relations. From 1994 to 1998 he was also co-owner with Mr. Baker of First Equity Group, Inc., where he acted as President. His duties included marketing, business development and client relations. From 1986 to 1991 he was a stockbroker with various brokerage firms in South Florida.

Edward Meyer

    Mr. Meyer, 42 is a Certified Public Accountant and is currently the controller for US Pools, a Florida based pool service corporation. Mr. Meyer has served as controller for other major Florida private companies since 1988. Prior to 1988 Mr. Meyer worked 5 years in public accounting. Mr. Meyer was a tax supervisor for Arthur Young & Co. in 1987.


COMMITTES OF THE BOARD OF DIRECTORS AND ATTENDANCE

The Board of Directors has designated one principal standing committee.

     The AUDIT COMMITTEE, established in 2000 consists of one independent member, Mr. Edward Meyer (Chairman). The audit committee has met one time during 2000. The functions of the audit committee are to review and monitor accounting policies and control procedures of the Company, including recommending the engagement of independent auditors and reviewing the scope of the audit.

The Board of Directors does not have a nominating committee. The entire Board of Directors makes the selection of nominees for the Board of Directors.

During 1999, the Board of Directors met 11 times. Each Director attended at least 75% of the meetings of the Board.


COMPENSATION OF DIRECTORS

     The directors who are employees of the Company do not receive any cash compensation for their services on the Board of Directors. Upon their initial election, non-employees directors receive an option to buy 5,000 shares of the Company's Common Stock. During 2000, Mr. Edward Meyer, the sole non-employee director, was granted options to buy 5,000 shares of Common Stock at an exercise price of $ 1.50. All directors are reimbursed for travel expenses incurred in connection with attending Board of Directors and committee meetings.



THE COMPANY'S BOARD OF DIRECTORS UNANIMOUISLY RECOMMENDS VOTING "FOR" THE ELECTION OF THE NOMINEES SET FORTH HEREIN.

PROPOSAL 2 - RATIFICATION OF INDEPENDENT CERTIFIED PUBLIC ACCOUNTANTS

     The Board of Directors has selected Ahearn Jasco + Company as independent certified public accountants for the Company for 2000. Ahearn Jasco + Company has been engaged as the Company's independent auditors for the audit of its 1999 financial statements. The ratification of the selection of independent certified public accountants is to be voted upon at the Annual Meeting, and it is intended that the persons named in the accompanying Proxy will vote for Ahearn Jasco + Company.

     Representatives of Ahearn Jasco + Company are expected to attend the Annual Meeting and will have the opportunity to make a statement if they desire to do so and will be available to respond to appropriate questions.

THE COMPANY'S BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS VOTING "FOR" THE RATIFICATION OF AHEARN JASCO + COMPANY.



COMPLIANCE WITH SECTION 16(a) OF THE SECURITIES EXCHANGE ACT OF 1934

     Section 16(a) of the Securities Exchange Act of 1934 Act requires the Company's directors and executive officers, and persons who own more than ten percent of a registered class of the Company's equity securities, to file with the SEC initial reports of ownership and reports of change in ownership of common stock and other equity securities of the Company. Executive officers, directors, and greater than ten-percent shareholders are required by the SEC regulations to furnish the Company with copies of all Section 16(a) forms they file.

     Based solely upon the Company's review of the copies of such reports furnished to the Company or written representations that no other reports were required, the Company believes that during the 1999 fiscal year, all Section 16(a) filing requirements applicable to its executive officers, directors and greater than ten-percent beneficial owners were complied with.

     The following table sets forth the compensation awarded to the Chief Executive Officer and other executive officers of the Company where aggregate compensation for services in all capacities rendered during the year ended December 31, 1999 exceeded $ 100,000 (the "Named Executive Officers").

     The Company compensated Mr. Baker, Chief Executive Officer and Mr. D'Alonzo, Chief Operating Officer $10,332 and $11,624, respectively, in 1999. Mr. Maltrotti, vice-president of Operations has received compensation in 1999 in the amount of $22,180 plus 10,000 shares (restricted) of the Company's common stock thorough an employment agreement. None of the Company's executive officers earned more than $100,000 during the year ended December 31, 1999 and for the period ended December 31, 1998.


                           Summary Compensation Table

                 -Annual Compensation- -Long Term Compensation-
                 ----------------------------------------------


                                                                     Other       Restricted      Under-        Other
Name and                                                             Compen-       Stock         lying         Compen-
Principal Position                 Year      Salary     Bonus        sation        Awards        Options       sation
------------------                 ----      ------     -----        ------        ------        -------       ------
Douglas Baker, CEO                 1999        none       none       $10,332         none      2,000,000         none
and President                      1998        none       none          none         none           none         none

Marco D'Alonzo, COO                1999        none       none       $11,624         none      2,000,000         none
and Director                       1998        none       none          none         none           none         none

David Maltrotti, Executive         1999        none       none       $22,180      $12,000        200,000         none
Vice President                     1998        none       none          none         none           none         none

----------

Option Grants

     The following table contains information concerning the stock option grants to each of the Named Executive Officers for the calendar year ended December 31, 1999. No stock appreciation rights were granted to these individuals during such year.


                           Individual Grants
                           -----------------

                    Number of
                   Securities         % of Total
                    Underlying     Options Granted    Exercise
                     Options        to Employees in     Price        Expiration
Name                 Granted         Calendar Year    ($/Sh)(1)         Date
----                 -------         -------------    ---------         ----
Douglas Baker      2,000,000             47.62         $ 0.35             (3)
Marco D'Alonzo     2,000,000             47.62         $ 0.35             (3)
David Maltrotti      200,000              4.76             (2)            (4)

----------
(1)  The exercise price is to be paid in cash.
(2) For the first, second and third year of employment 50,000 options for shares are exercisable at $ 0.75 and 50,000 shares at $ 1.00 per share. For the second and third year of employment 50,000 options for shares are exercisable at $ 1.25 per share and 50,000 shares at $ 1.50 per share.
(3) The options are exercisable in whole or in part at any time until the earlier to occur of (i) the exercise of all options;(ii) he is no longer employed by the Company; or (iii) the expiration of ten years from the date of grant.
(4) The options are exercisable in whole or in part at any time until the earlier to occur of (i) the exercise of all options: (ii) he is no longer employed by the Company; or (iii) the expiration of three years from the date of the grant

Calendar Year-End Option Values

     The following table sets forth information regarding each exercise of stock options and the value realized and the number and values of unexercised options held by each of the Named Executive Officers as of December 31, 1999.



                                                                    Number of                        Value of
                                                              Securities Underlying                 Unexercised
                                                                    Unexercised                    In-the-Money
                                                               Options at 12/31/99             Options at 12/31/99
                        Shares Acquired                     -------------------------     ----------------------------
Name                      on Exercise    Value Realized    Exercisable/Unexercisable       Exercisable/Unexercisable
----                      -----------    --------------    -------------------------       -------------------------
Douglas Baker              97,000             $33,950         1,903,000          -0-      (1)   $3,863,090         -0-
Marco D'Alonzo            220,000             $77,000         1,780,000          -0-      (1)   $3,613,400         -0-
David Maltrotti              none                               100,000      100,000              $150,500   $100,500

----------
(1) Equal to the fair market value of securities underlying the option at the fiscal year end ($ 2.38) minus the exercise price ($ 0.35) payable for those securities.

     The Company has not entered into any Long-Term Incentive Plan Awards since inception.


Employment Agreements

     On January 3, 1999 the Company entered into an employment agreement with Mr. David Maltrotti to serve as Executive Vice President. The agreement is for a period of three years expiring January 3, 2002. Mr. Maltrotti received 10,000 restricted shares of the Company's Common Stock upon the execution of the agreement. Mr. Maltrotti will also receive 10,000 additional shares upon the opening of each additional Company owned restaurant. The agreement also grants Mr. Maltrotti an option to buy 200,000 of the Company's Common Stock.

     On January 4, 2000 the Company entered into an employment agreement with Mr. Bruno Sartori to serve as Chief Financial Officer. The agreement is for a period of two years expiring January 4, 2002. Mr. Sartori received 10,000 shares of Common Stock upon execution of the agreement. The agreement calls for the Company to compensate Mr. Sartori for his services a total of 15,000 shares during the first year employment. The agreement also grants Mr. Sartori an option to buy 100,000 shares of the Company's Common Stock at an exercise price of $ 1.31 per share.



Security Ownership of Certain Beneficial Owners and Management.


     The following table sets forth information with respect of the beneficial ownership as of April 8, 2000 for any person who is known to the Company to be the beneficial owner of more than 5% of the Company's Common Stock


                        Name and Address of                  Amount and Nature of              Percentage
Title of Class          Beneficial Owner                     Beneficial Ownership             of Class (3)
--------------          ----------------                     --------------------             ------------
Common                   Douglas Baker                            3,951,170(1)                     39.58
                         5206 NW 28 St.
                         Margate, Fl. 33063

Common                   Marco D'Alonzo                           3,972,818(1)                     39.79
                         3557 Dunes Vista Dr.
                         Pompano Beach, Fl.33063

Security Ownership of Management
Common                   Douglas Baker                            3,951,170 (1)                    39.58
                         5206 NW 28 St.
                         Margate, Fl. 33063

Common                   Marco D'Alonzo                           3,972,818 (1)                    39.79
                         3557 Dunes Vista Dr.
                         Pompano Beach, Fl.33063

Common                   Bruno Sartori                              146,000 (2)                     1.46
                         231 Marine Court, #2
                         Lauderdale b/t Sea, Fl. 33308

Common                   David Maltrotti                            218,500 (2)                     2.19
                         4501 W.Atlantic Blvd., #1510
                         Coconut Creek, Fl. 33066

All Officers and Directors
as a group, (4) persons                                           8,288,488
                                                                  ---------


----------
(1) Mr. D'Alonzo and Mr. Baker have options to purchase 1,752,000 and 1,843,500 shares respectively, of Common Stock at an exercise price of $ 0.35 per share. The are included I in the calculation of ownership in accordance with Rule 13(d) of the Securities Act.

(2) Mr. Sartori and Maltrotti have options to purchase 100,000 and 200,000 shares, respectively, currently exercisable, which are included in the calculation of ownership. in accordance with Rule 13(d) of the Securities Act.

(3) All percentages are calculated based upon 6,087,922 shares issued and outstanding and options for 3,595,500 shares presently exercisable by Messrs. D'Alonzo and Mr. Baker and options for 100,000 and 200,000 shares which are presently exercisable by Mr. Sartori and Mr. Maltrotti, respectively.

Certain Relationships and Related Transactions.

     During the past two (2) years, the Company has not entered into a transaction with a value in excess of $ 100,000 with a director, officer or beneficial owner of 5% or more of the Company's Common Stock, except as disclosed in the following paragraphs:

     On June 14, 1999 the Company's Board of Directors granted options to each of Mr. D'Alonzo and Mr. Baker to purchase 2,000,000 shares of Common Stock at a purchase price of $ 0.35 per share. The options are exercisable in whole or in part at any time until the earlier to occur of (i) the exercise of all options;(ii) he is no longer employed by the Company; or (iii) the expiration of ten years from the date of grant. As of April 8, 2000 Mr. D'Alonzo has exercised 248,000 of his options and Mr. Baker has exercised 156,500 of his options.

     Mr. David Maltrotti, Executive Vice President of Operations, is employed under a three-year employment agreement. He received 10,000 shares of the Company's Common Stock upon the execution of the agreement on February 3, 1999. Under the agreement, he will also receive 10,000 shares of common stock upon the opening of each Company owned restaurant. The agreement also grants Mr. Maltrotti options to acquire 200,000 shares of the Company's Common Stock. The options are exercisable pursuant to the following table:

     First, Second and Third Year                50,000 shares              exercise price         $ 0.75
     First, Second and Third Year                50,000 shares              exercise price         $ 1.00
     Second and Third Year                       50,000 shares              exercise price         $ 1.25
     Second and Third Year                       50,000 shares              exercise price         $ 1.50

     The options are exercisable in whole or in part at any time until the earlier to occur of (i) the exercise of all options: (ii) he is no longer employed by the Company; or (iii) the expiration of three years from the date of the grant

     Mr. Bruno Sartori, Chief Financial Officer, is employed under a two year employment agreement. He received 10,000 shares of the Company's Common Stock upon execution of the agreement dated January 4, 2000. Under the agreement he will receive an additional 15,000 shares for services performed in the current year in accordance to the following schedule:

January , February, March                        2,000 shares for each month
April to December                                1,000 shares for each month

 The agreement also grants Mr. Sartori options to acquire 100,000 shares of the Company's common stock at an exercise price of $ 1.31 per share. The options are exercisable in whole or in part at any time until the earlier to occur of (i) the exercise of all options: (ii) he is no longer employed by the Company; or
(iii) the expiration of two year from the date of the grant

EXPENSES OF SOLICITATION

     The cost of soliciting proxies in the accompanying form will be borne by the Company. The Company does not expect to pay any compensation for the solicitation of proxies, but may pay brokers, nominees, fiduciaries, and other custodians their reasonable fees and expenses for sending proxy material to principals and obtaining their instructions. In addition to solicitation by mail, proxies may be solicited in person, or by telephone, facsimile transmission or other means of electronic communication, by directors and by officers and other regular employees of the Company.

ANNUAL REPORT

     A copy of the Company's Annual Report on Form 10-KSB accompanies this Proxy Statement. The Company's Annual Report on Form 10-KSB, for the year ended December 31, 1999, as filed with the Securities Exchange Commission, is available without charge to any stockholder upon written request to Mr. Marco D'Alonzo, Investor Relations, Health Express USA, Inc., 275 Commercial Blvd., Suite 260, Fort Lauderdale, Florida, 33308. Copies of exhibits filed with Form 10-KSB will be furnished, if requested, upon payment of the Company's reasonable expenses in furnishing those materials.

SHAREHOLDERS PROPOSALS

     Any shareholder proposal submitted under SEC Rule 14a-8 for inclusion in the Proxy Statement for the Company's 2001 annual meeting of shareholders must be received by the Company no later than January 8, 2001, at the Company's principal executive offices located at 275 Commercial Blvd., Suite 260, Fort Lauderdale, Florida, 33308.

OTHER MATTERS

     Neither the Company nor any member of its Board of Directors knows of any matter or intends to bring before the meeting any matter other than those referred to in the accompanying Notice of Meeting. However, if any other matters properly come before the meeting, the persons appointed as proxies in the enclosed form of proxy/voting instruction card intend to vote in accordance with their judgment.

The above Notice of Annual Meeting and Proxy Statement are send by order of the Company's Board of Directors.



                                                    /s/  Douglas Baker
                                                    -----------------------
                                                    Douglas Baker
                                                    Chairman of the Board

                            Health Express USA, Inc.

                         ANNUAL MEETING OF SHAREHOLDERS

                                  June 6, 2000
                                    6:30 A.M.

                            Health Express USA, Inc.
                         275 Commercial Blvd., Suite 260
                         Fort Lauderdale, Florida 33308



Health Express                275 Commercial Blvd., Suite 260
USA, Inc.                     Fort Lauderdale, Florida 33308              Proxy

THIS PROXY IS SOLICITED BY THE BOARD OF DIRECTORS FOR USE AT THE ANNUAL MEETING ON JUNE 6, 2000

The shares of stock you hold in your account will be voted as specified below.

IF NO CHOICE IS SPECIFIED, THE PROXY WILL BE VOTED "FOR" ITEMS 1 AND 2

By signing the proxy, you revoke all prior proxies and appoint Douglas Baker and Marco D'Alonzo, and each of them, with full power of substitution, to vote your shares on the matters shown on the reverse side and any other matters which may come up before the Annual Meeting and all adornments.


                    SEE REVERSE SIDE FOR VOTING INSTRUCTIONS

                                  VOTE BY MAIL

Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Health Express USA, Inc., c/o Shareholder Services, 275 Commercial Blvd., Suite 260, Fort Lauderdale, Florida 33308.

                               PLEASE DETACH HERE


       THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" ITEMS 1 AND 2

1. Authority to vote for the election of Douglas Baker, Marco D'Alonzo and Edward Meyer as directors of the Company to serve until the 2001 Annual Meeting. You may withhold authority to vote for a nominee by lining through his name.

         [   ] GRANT                      [    ] WITHHOLD


2. Ratifying the appointment of Ahearn Jasco + Company as independent auditors for the current fiscal year.

         [   ]   FOR                      [    ] AGAINST         [    ] ABSTAIN

3. In their discretion, upon such other business as may properly come before the meeting, all as set out in the Notice of Annual Meeting of Shareholders and Proxy Statement dated May 6, 2000, receipt of which is hereby acknowledged.

THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED AS DIRECTORS OR, IF NO DIRECTION IS GIVEN, WILL BE VOTED FOR EACH PROPOSAL

Address change?  Box [    ]  Indicate changes below:

                                                Date_________________________


                                                _____________________________

                                                _____________________________


                                                Signature(s) in Box.
                                                Shareholders must sign exactly
                                                as the name appears at left.
                                                When signed as a corporate
                                                officer, executor,
                                                administrator, trustee,
                                                guardian, etc., please give full
                                                title as such. Both join tenants
                                                must sign.